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                                                                    EXHIBIT 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 23, 1999, except for the subsequent events as discussed in Note 10, which is as of July 13, 1999, relating to the financial statements, which appears in the Registration Statement of TIBCO Software Inc. on Form S-1 (333-78195) dated July 13, 1999.


/s/ PricewaterhouseCoopers LLP

San Jose, California
October 11, 1999